UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2020

Bill.com Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-39149	83-2661725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1810 Embarcadero Road

Palo Alto, California 94303

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 621-7700

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001	BILL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

The Company is supplementing its “Management’s Discussion and Analysis of Financial Condition and Results of Operations” previously disclosed in Part I, Item 2 of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, as filed with the Securities and Exchange Commission on May 8, 2020, to include the following information:

Net Dollar-Based Retention Rate

Net dollar-based retention rate is an important indicator of customer satisfaction and usage of our platform, as well as potential revenue for future periods. We calculate our net dollar-based retention rate at the end of each fiscal year. We calculate our net dollar-based retention rate by starting with the revenue billed to customers in the last quarter of the prior fiscal year (Prior Period Revenue). We then calculate the revenue billed to these same customers in the last quarter of the current fiscal year (Current Period Revenue), excluding interest earned on customer funds held in trust. Current Period Revenue includes any upsells and is net of contraction or attrition, but excludes revenue from new customers and excludes interest earned on customer funds held in trust. We then repeat the calculation of Prior Period Revenue and Current Period Revenue with respect to each of the preceding three quarters, and aggregate the four Prior Period Revenues (the Aggregate Prior Period Revenue) and the four Current Period Revenues (the Aggregate Current Period Revenue). Our net dollar-based retention rate equals the Aggregate Current Period Revenue divided by Aggregate Prior Period Revenue.

For the purposes of this Quarterly Report on Form 10-Q, we have updated this metric as of the quarter ending March 31, 2020. We calculate our net dollar-based retention rate by starting with the revenue billed to customers in the third quarter of the prior fiscal year (Prior Period Revenue), excluding interest earned on customer funds held in trust. We then calculate the revenue billed to these same customers in the third quarter of the current fiscal year (Current Period Revenue). Current Period Revenue includes any upsells and is net of contraction or attrition, but excludes revenue from new customers and excludes interest earned on customer funds held in trust. We then repeat the calculation of Prior Period Revenue and Current Period Revenue with respect to each of the preceding three quarters, and aggregate the four Prior Period Revenues (the Aggregate Prior Period Revenue) and the four Current Period Revenues (the Aggregate Current Period Revenue). Our net dollar-based retention rate equals the Aggregate Current Period Revenue divided by Aggregate Prior Period Revenue.

Our net dollar-based retention rate was 120% for the three months ended March 31, 2020, 110% for fiscal 2019 and 106% for fiscal 2018. These consecutive increases are primarily attributable to increases in the number of users, more transactions per customer, and selling additional products to those customers.

Supplemental Risk Factors

In addition, the Company is supplementing the risk factors previously disclosed in Part II, Item 1A of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, as filed with the Securities and Exchange Commission on May 8, 2020, to include the following risk factors under the heading “Risks Related to Our Business and Industry”:

The COVID-19 outbreak has materially impacted the U.S. and global economies, and could have a material adverse impact on our employees, strategic partners, and customers, which could adversely and materially impact our business, financial condition and results of operations.

The World Health Organization has declared the outbreak of the novel coronavirus COVID-19 a pandemic and public health emergency of international concern. In March 2020, the President of the United States (U.S.) declared a State of National Emergency due to the COVID-19 outbreak. In addition, many jurisdictions in the U.S. have limited social mobility and gathering. Many business establishments have closed due to restrictions imposed by the government and many governmental authorities have closed most public establishments, including schools, restaurants and shopping malls. Our customers have been, and may continue to be, negatively impacted by the shelter-in-place and other similar state and local orders, the closure of manufacturing sites and country borders, and the increase in unemployment. These conditions will continue to have negative implications on demand for goods, the supply chain, production of goods and transportation. As the COVID-19 pandemic develops, governments (at national, state and local levels), companies and other authorities may continue to implement restrictions or policies that could adversely impact consumer spending, global capital markets, the global economy and our stock price. Even after the COVID-19 pandemic has subsided, we may continue to experience an adverse impact to our business as a result of its global economic impact.

The COVID-19 pandemic has caused us to modify our business practices (including employee travel and cancellation of physical participation in meetings, events and conferences), all of our employees are currently working remotely, and we may take further actions as may be required by government authorities or that we determine are in the best interests of our employees, strategic partners, and customers. In addition, due to the recent emergency interventions of the U.S. Federal Reserve to stabilize the U.S. economy, interest rates have fallen sharply, which has adversely impacted our revenue from interest earned on funds held from customers and may continue to do so in the future. Furthermore, due to the “shelter-in-place” orders in the state of California and in the San Francisco Bay Area, construction on the buildout of our new facility was stopped on March 17, 2020. The delay will shift the completion of the project to early calendar 2021. Bill.com has secured additional office space in the interim.

The COVID-19 pandemic may also adversely impact the operations of our strategic partners and accounting firm partners, as well as those of our customers, our employees and our employee productivity. This direct impact of the virus, and the disruption on our employees and operations, may negatively impact both our ability to meet customer demand and our revenue and profit margins. We may experience delays or changes in customer demand, particularly if customer funding priorities change. Additionally, the disruption and volatility in the global and domestic capital markets may increase the cost of capital and limit our ability to access capital. Both the health and economic aspects of the COVID-19 virus are highly fluid and the future course of each is uncertain. For these reasons and other reasons that may come to light if the COVID-19 pandemic and associated protective or preventative measures expand, we may experience a material adverse impact on our business operations, revenues and financial condition as well as some of our underlying business drivers such as customer growth and payment and transaction volumes; however, its ultimate impact is highly uncertain and subject to change. To the extent the COVID-19 pandemic adversely affects our business and financial results, it may also have the effect of heightening many of the other risks described in this “Risk Factors” section.

Our business depends, in part, on our relationship with Intuit.

In addition to our relationship with financial institutions, we rely on our strategic relationship with Intuit Inc., a leading provider of financial, accounting, and tax preparation software, to further expand our business. Our platform is integrated into Intuit’s QuickBooks product, which millions of SMBs rely on for accounting services. Achieving this integration required extensive coordination and commitment of time and resources, and has led to thousands of additional customers for us. Our agreement with Intuit terminates in June 2020. We are in discussions with Intuit to extend the agreement. If Intuit terminates our relationship; or we are unable to extend the agreement on favorable terms; or if Intuit partners with a competitor to build a new or competing product, or develops or acquires a similar or competing solution of its own, our growth prospects and results of operations may be adversely affected. Additionally, if Intuit reconfigures its platform in a manner that no longer supports our integration with QuickBooks we would lose customers and our business would be adversely affected.

Please also refer to the complete Part II, Item 1A of the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 8, 2020 for additional risks and uncertainties facing the Company that may have a material adverse effect on the Company’s business prospects, financial condition and results of operations.

Forward-Looking Statements

This current report contains “forward-looking” statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “target,” “plan,” “expect,” and similar references to future periods. These statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from what the Company expects. Examples of forward-looking statements include, among others, statements the Company makes regarding the COVID-19 pandemic and its impact on the Company’s employees, customers, strategic partners, vendors, results of operations, liquidity and financial condition. Further information on potential risk factors that could affect the Company’s business and its financial results are detailed in the Company’s most recent Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 filed with the Securities and Exchange Commission, and other reports as filed with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BILL.COM HOLDINGS, INC.

Date: June 10, 2020	By:	/s/ John Rettig
John Rettig
Chief Financial Officer and Executive Vice President, Finance and Operations